UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

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SITESTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 SITESTAR CORPORATION

4026 Wards Road, Suite G1 #271

Lynchburg, VA 24502

(434) 239-4272

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Sitestar Corporation, a Nevada corporation (the “Company”), to be held at 10:30 a.m. local time, on Monday, September 19, 2016, at the offices of our legal counsel, Alston & Bird LLP, located at 101 South Tryon Street, Suite 4000, Charlotte, NC 28280. At the meeting, the stockholders will be asked to consider and act on the following items:

1.	The re-election of four members of the board of directors of the Company and the election of one member of the board of directors of the Company, each for a term of one year;

2.	An advisory vote to approve the compensation of our named executive officers;

3.	The frequency of an advisory vote to approve the compensation of our named executive officers;

4.	Ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

5.	The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our Proxy Statement and Annual Report to stockholders for the year ended December 31, 2015. If you are receiving this notice electronically, you can also receive paper copies of our Proxy Statement and Annual Report upon request by writing to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel at 4026 Wards Road, Suite G1 #271, Lynchburg, VA 24502, or by email at investorrelations@sitestar.com.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the Proxy Statement or the accompanying 2015 Annual Report, please contact Steven L. Kiel, our President, Chief Executive Officer and Chief Financial Officer at (434) 239-4272.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Steven L. Kiel
President, Chief Executive Officer and Chief Financial Officer

August 24, 2016

SITESTAR CORPORATION

4026 Wards Road, Suite G1 #271

Lynchburg, VA 24502

(434) 239-4272

NOTICE OF Annual Meeting OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sitestar Corporation, a Nevada corporation (the “Company”) will be held at the offices of our legal counsel, Alston & Bird LLP, located at 101 South Tryon Street, Suite 4000, Charlotte, NC 28280, on Monday, September 19, 2016, at 10:30 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	The re-election of four members of the board of directors of the Company and the election of one member of the board of directors of the Company, each for a term of one year;

2.	An advisory vote to approve the compensation of our named executive officers;

3.	The frequency of an advisory vote to approve the compensation of our named executive officers;

4.	Ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

5.	The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only those stockholders of record as of the close of business on August 18, 2016, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning August 24, 2016 and may be provided electronically.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel at 4026 Wards Road, Suite G1 #271, Lynchburg, VA 24502, or by email at investorrelations@sitestar.com. As of the date of the Notice of Annual Meeting of Stockholders and the Proxy Statement, such materials are also available online at www.sitestar.com.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at Sitestar’s address above, (ii) submitting a later dated proxy card, (iii) voting again via the Internet as described on your proxy card, or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at or before the Annual Meeting.

When you submit your proxy, you authorize Steven L. Kiel to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

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By Order of the Board of Directors,

Steven L. Kiel
President, Chief Executive Officer and Chief Financial Officer

August 24, 2016

SITESTAR CORPORATION

4026 Wards Road, Suite G1 #271

Lynchburg, VA 24502

(434) 239-4272

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being made available via Internet access, beginning on or about August 24, 2016, to the owners of shares of common stock of Sitestar Corporation, a Nevada corporation (the “Company,” “our,” “we” or “Sitestar”) as of August 18, 2016, in connection with the solicitation of proxies by our Board of Directors (“Board” or “Board of Directors”) for our 2016 Annual Meeting of Stockholders (the “Annual Meeting”). On or about August 24, we made available the Notice of Annual Meeting of Stockholders. If you received the Notice electronically and not by mail, you will not automatically receive by mail this Proxy Statement or our Annual Report to stockholders for the year ended December 31, 2015. If you would like to receive a printed copy of our Proxy Statement, Annual Report and proxy card, please follow the instructions for requesting such materials in the Notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 101 South Tryon Street, Suite 4000, Charlotte, NC 28280 on Monday, September 19, 2016, at 10:30 a.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

Questions and Answers	Pg No.
How will proxy materials be delivered?	2
What is the purpose of the Annual Meeting?	2
Who is entitled to vote at our Annual Meeting?	2
How do I vote?	3
What is a proxy?	3
How will my shares be voted if I vote by proxy?	3
How do I revoke my proxy?	3
Is my vote confidential?	3
How is voting conducted?	3
What constitutes a quorum at the Annual Meeting?	4
What vote is required to elect our directors for a one-year term?	4
How will the outcome of the non-binding advisory vote to approve the compensation of our named executive officers be determined?	4
How will the outcome of the non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers be determined?	4
How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016 be determined?	4
What percentage of our outstanding stock do our directors and executive officers own?	5
How can I obtain a copy of our Annual Report on Form 10-K?	5
Corporate Governance
Our Board of Directors	5
Communicating with the Board of Directors	7
Risk Oversight	7
Code of Ethics	8
Audit Committee	8
Governance, Compensation, and Nominating Committee	9

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Nominating Process	9
Our Executive Officer
Executive Officer	9
Executive Compensation
Summary Compensation Table	10
Employment Agreements	10
Outstanding Equity Awards at Fiscal Year End	11
Director Compensation
Director Compensation Program
Section 16(a) Beneficial Ownership Reporting Compliance	12
Related-Person Transactions	12
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners	13
Proposal One: Election of Directors; Nominees	14
Proposal Two: Advisory Vote to Approve the Compensation of our Named Executive Officers	15
Proposal Three: Advisory Vote on the Frequency of the Advisory Vote on the Compensation of Our Named Executive Officers	16
Proposal Four: Ratification of the Appointment of Cherry Bekaert, LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2016	17
Additional Information
Delivery of Documents to Security Holders Sharing an Address	17
Other Matters	17
Solicitation of Proxies	18
Incorporation of Information by Reference	18

QUESTIONS AND ANSWERS

Q.	How will proxy materials be delivered?

A.	Stockholders who hold certificated shares of the Company’s common stock entitled to vote at the Annual Meeting will receive a printed copy of our proxy materials via mail. For stockholders who hold such shares electronically through a broker, proxy materials will be delivered to such stockholders electronically in accordance with Securities and Exchange Commission rules. However, all stockholders will have the ability to access the proxy materials on a website referred to on the proxy card or to request a printed set of these materials at no charge.

Q.	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, which are to (i) re-elect four members of the board of directors of the Company, each for a term of one year and elect one nominee who is not a current member of the board, (ii) consider an advisory vote to approve the compensation of our named executive officers, (iii) consider an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, (iv) consider the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016, and (v) to transact any other business that may properly come before the 2016 Annual Meeting or any adjournment thereof.

Q.	Who is entitled to vote at our Annual Meeting?

A.	The record holders of our common stock at the close of business on the record date, August 18, 2016, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. There were 157,710,659 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual

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Meeting will be available for your inspection beginning August 24, 2016 and may be provided electronically.

Q.	How do I vote?

A.	You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, or via Internet or telephone as indicated on the proxy card.

Q.	What is a proxy?

A.	A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, as your proxy. Such person may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.	How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the non-binding proposal to approve the compensation of our named executive officers, (iii) “FOR” a frequency of every three years for future nonbinding stockholder advisory votes to approve the compensation of our named executive officers and (iv) “FOR” the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.	How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	delivering written notice to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, at our address above;*

●	submitting a later dated proxy card;*

●	voting again via the Internet as described on the proxy card; or

●	attending the Annual Meeting and voting in person.

* Your revocation will be effective unless written notice or the proxy card is received by our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel at or before the Annual Meeting.

Q.	Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q.	How is voting conducted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

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See “Q. What vote is required to elect our directors for a one-year term?”, “Q. How will the outcome of the non-binding vote to approve the compensation of our named executive officers by determined?” and “Q. How will the outcome of the non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers be determined?”, for how abstentions, votes withheld and broker or nominee non-votes are treated by the Company during the Annual Meeting.

Q.	What constitutes a quorum at the Annual Meeting?

A.	In accordance with Nevada law (the law under which we are incorporated) and our bylaws, as the same may be amended or restated from time to time (“Bylaws”), the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q.	What vote is required to elect our directors for a one-year term?

A.	The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote in the election. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.	How will the outcome of the non-binding vote to approve the compensation of our named executive officers by determined?

A.	The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote at the Annual Meeting is required to adopt the non-binding advisory vote to approve the compensation of our named executive officers. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote “for” or “against” this proposal.

Q.	How will the outcome of the non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers be determined?

A.	The frequency of the non-binding advisory vote on compensation of our named executive officers receiving the greatest number of votes — every year, every two years or every three years — will be the frequency that stockholders approve. Stockholders may also abstain from voting. Abstentions, votes withheld, and broker or nominee non-votes will not have the effect of a vote “for” or “against” this proposal.

Q.	How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016 be determined?

A.	The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote at the Annual Meeting is required to ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2016.

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Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote “for” or “against” this proposal.

Q.	What percentage of our outstanding common stock do our directors and executive officers own?

A.	As of August 18, 2016, our directors and executive officers owned, or have the right to acquire, approximately 54.43% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 13 for more details.

Q.	How can I obtain a copy of our Annual Report on Form 10-K?

A.	We have filed our Annual Report on Form 10-K for the year ended December 31, 2015, with the Securities and Exchange Commission (“SEC”). The Annual Report on Form 10-K is also included in the 2015 Annual Report to Stockholders. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our President, Chief Executive Officer and Chief Financial Officer, Steven L. Kiel, or by email at investorrelations@sitestar.com.

CORPORATE GOVERNANCE

Our Board of Directors

On August 13, 2016, the Board of Directors voted to create a Governance, Compensation, and Nominating Committee. This Committee’s priority is to develop a charter. Once that charter has been completed and unanimously approved by the Board of Directors, the Committee and its members will commence their duties in accordance with the charter.

Our Bylaws provide that the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. Our Bylaws provide further that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at five, which is the current number of members. Our Bylaws allow for the Board to appoint a Chairman of the Board. On February 17, 2016, the Board elected Jeffrey I. Moore as Chairman of the Board.

The following individuals are being nominated for re-election to the Board (See “Election of Directors; Nominees”):

Name	Age	Position	Director Since
Jeffery I. Moore	31	Chairman of the Board (Independent)	2013
Steven L. Kiel(1)	38	President, Chief Executive Officer, Chief Financial Officer and Director	2015
Jeremy K. Gold	24	Director (Independent)	2015
Christopher T. Payne(2)	45	Director (Independent)	2016

(1)	On February 17, 2016, the Board elected Steven L. Kiel as the President and Chief Executive Officer of the Company. Mr. Kiel had served as the interim President and Chief Executive Officer of the Company since December 14, 2015. On March 3, 2016, the Board elected Mr. Kiel as the Chief Financial Officer.

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(2)	On February 23, 2016, the Company announced that it appointed Christopher T. Payne, 45, as a member of the Board. Mr. Payne was appointed by the Board at its meeting on February 17, 2016 and the appointment was effective on February 22, 2016.

The following individual is being nominated for election to the Board to replace Daniel A. Judd, who currently serves as a member of the Board but was not selected for re-election by the Board:

Name	Age	Position
Keith D. Smith	52	Director (Independent)

The following biographies set forth the names of our director nominees, their ages, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board.

Jeffrey I. Moore, 31, was appointed as the Chairman of the Board on February 17, 2016. He has served as a Director since 2013. Mr. Moore is a founder and Presiding Partner of M & M Investments, a value based investment partnership investing in common stocks. He is also owner and operator of Mt Melrose LLC, a company investing in real estate in Central Kentucky. Mr. Moore earned a Bachelor of Arts in General Studies at Eastern Kentucky University. The Company believes that Mr. Moore’s experience in real estate investment and management, his experience with other investments, as well as his familiarity with Sitestar’s holdings, make him qualified to serve on the Board.

 Steven L. Kiel, 38, was appointed as President and Chief Executive Officer of the Company on December 14, 2015. He has served as a Director since 2015. Mr. Kiel is the President of Arquitos Capital Management LLC and portfolio manager of Arquitos Capital Partners, LP. He is also a co-portfolio manager to Santa Monica Partners, L.P. a New York-based investment partnership. Mr. Kiel is a judge advocate in the Army Reserves, a veteran of Operation Iraqi Freedom, and currently holds the rank of Major. Previously, Steven was an attorney in private practice. He is a graduate of George Mason School of Law and Illinois State University and is a member of the bar in Illinois (inactive) and Washington, DC. The Company believes that Mr. Kiel’s financial, leadership, and legal experience makes him qualified to serve on the Board.

Jeremy K. Gold, 24, has been a Director since 2015. Mr. Gold has been the Chairman of Sitestar’s Audit Committee since 2015. He is a Managing Member and co-founder of Alesia Asset Management LLC, a Los Angeles-based value-oriented investment firm. Mr. Gold is the Head of Finance and Operations at CloudPlus Inc, a technology company based in San Francisco. He has previously worked at Western Asset Management and Camden Asset Management. Mr. Gold holds a Bachelors of Arts in Physics from Williams College. The Company believes that Mr. Gold’s experience in evaluating investment decisions, as well as his familiarity with Sitestar’s holdings, make him qualified to serve on the Board.

Christopher T. Payne, 45, has been a Director since 2016. Mr. Payne is a financial professional with more than 15 years of consulting, corporate finance and Big Four experience. In his current role, Mr. Payne manages and performs valuations involving various classes of equity and debt securities. He advises clients in both private and public companies and provides valuation and corporate advisory services for purposes including mergers and acquisitions, fairness opinions, buy-sell agreements, Internal Revenue Service and Securities and Exchange Commission compliance matters, and corporate planning and reorganizations. Mr. Payne is a graduate from the George Mason University’s School of Business (MBA) and holds a Bachelor’s degree from the University of North Carolina at Charlotte. The Company believes that Mr. Payne’s experience in evaluating investment decisions and dedication to improving the corporate governance at Sitestar make him qualified to be a member of the Board.

Keith D. Smith, 52, is being nominated to be a Director. Mr. Smith is a managing director at a private business valuation / consulting firm in Rochester, New York. He is a valuation professional with more than

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20 years of consulting, corporate finance and “Big Four” accounting and auditing experience. Mr. Smith originates, manages and performs valuations involving equity, debt, derivatives, liabilities, intangible assets, intellectual property and net operating losses of publicly and privately held businesses for acquisitions, divestitures, estate & gift tax reporting, liquidation, financial reporting, and general corporate planning. Previously, Mr. Smith worked in the valuation practice of a Big Four accounting firm and was an Air Force officer involved in the acquisition of space systems for the federal government. Mr. Smith holds an MBA from University California - Los Angeles and a Bachelor of Science in Electrical Engineering from the Union College. The Company believes that Mr. Smith’s experience in evaluating investment decisions make him qualified to serve on the Board.

There is no family relationship between and among any of our executive officers or directors.

There are no legal or regulatory proceedings involving any director, director nominee or officer of the Company for the past ten years, except for the complaint filed by Sitestar on April 12, 2016 against its former President and Chief Executive Officer and current stockholder, Frank Erhartic, Jr., alleging monetary damages in excess of $350,000. This matter is currently pending with the Circuit Court for the City of Lynchburg.

During the fiscal year ended December 31, 2015, the Board of Directors held five meetings. During the period served, no director attended fewer than 75% of the total number of meetings of the Board held during the year. Our directors are expected to attend each annual meeting of Stockholders, and it is our expectation that all director nominees will attend this year’s Annual Meeting. The Company did not hold an Annual Meeting of Shareholders in 2015.

All directors and the director nominee are independent as defined by the Securities and Exchange Commission, with the exception of Steven L. Kiel. During the fiscal year ended December 31, 2015, Daniel A. Judd was not considered to be an independent director as defined by the Securities and Exchange Commission. As of Mr. Judd’s termination as Chief Financial Officer on March 3, 2016, he no longer holds employment with the Company and is considered to be an independent director after that date. Mr. Judd is not a nominee for re-election.

Group and Voting Agreement. In connection with a private placement of our common stock on August 10, 2016, Arquitos Capital Partners, LP, Santa Monica Partners, L.P. and Steven L. Kiel entered into a Group and Voting Agreement, pursuant to which Mr. Kiel will until August 10, 2018, have sole and exclusive authority to vote the shares acquired by Arquitos Capital Partners, LP and Santa Monica Partners, L.P. through such private placement.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Steven L. Kiel, our President, Chief Executive Officer and Chief Financial Officer, at our offices located at 4026 Wards Road, Suite G1 #271, Lynchburg, VA 24502. Mr. Kiel will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that deals with the functions of the Board or committees thereof or that otherwise requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail investorrelations@sitestar.com. These concerns will be immediately brought to the attention of our Audit Committee and resolved in accordance with procedures established by our Audit Committee.

Risk Oversight

Sitestar has a risk management program overseen by Steven L. Kiel, our President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Kiel identifies material risks and prioritizes them for our

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Board. Our Board regularly reviews information regarding our credit, liquidity, cybersecurity, operations, as well as the risks associated with each.

Code of Ethics

The Company has adopted a code of ethics and it is available on the Company’s website www.sitestar.com under Investor Relations.

Audit Committee

The Company approved the creation of an Audit Committee on December 14, 2015. The Audit Committee Charter was approved by the Board of Directors on January 5, 2016. The Audit Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company’s financial reporting. To fulfill its purposes, the Committee’s duties include the following:

●	Appoint, evaluate, compensate, oversee the work of and, if appropriate, terminate, the independent auditor, who shall report directly to the Committee.

●	Approve in advance all audit engagement fees and terms of engagement as well as all audit and non-audit services to be provided by the independent auditor.

●	Engage independent counsel and other advisors, as it deems necessary to carry out its duties.

In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. Because the Audit Committee was created on December 14, 2015, the Audit Committee did not meet during the last fiscal year.

The Audit Committee currently consists of Jeremy K. Gold (Chairman of the Audit Committee), Jeffrey I. Moore, and Christopher T. Payne. Each member is considered to be independent as defined by the Securities and Exchange Commission. Mr. Payne is considered to be an audit committee financial expert. Please see Mr. Payne’s biography on page 6 for a description of his relevant experience.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2015 with the Company’s management and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Annual Report.

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Governance, Compensation, and Nominating Committee

On August 13, 2016, the Board of Directors voted to create a Governance, Compensation, and Nominating Committee. This Committee’s priority is to develop a charter. Once that charter has been completed and unanimously approved by the Board of Directors, the Committee and its members will commence their duties in accordance with the charter. Until such time, the full Board will continue to make decisions with respect to all matters of governance, compensation and nomination in accordance with the Company’s Bylaws.

The Governance, Compensation, and Nominating Committee currently consists of Jeffrey I. Moore and Christopher T. Payne. If elected as a Director, it is the intent of the Board of Directors that Keith D. Smith be appointed to be a member and the Chairman of the Governance, Compensation, and Nominating Committee. Each member as well as Mr. Smith (should he be so elected) is considered to be independent as defined by the Securities and Exchange Commission.

Nominating Process

Until the charter for the Governance, Compensation, and Nominating Committee is created and approved, all nomination decisions are discussed and approved among the entire the entire Board of Directors.

With respect to an incumbent director whom the other directors are considering as a potential nominee for re-election, such directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board.

Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Nevada corporations law, or (3) a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified, or until such director resigns or is removed from office. A vacancy in the Board of Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

OUR EXECUTIVE OFFICER

Executive Officer

Our only current executive officer is:

Name	Age	Position
Steven L. Kiel(1)	38	President, Chief Executive Officer, Chief Financial Officer and Director

(1)	On February 17, 2016, the Board elected Steven L. Kiel as the President and Chief Executive Officer of the Company. Mr. Kiel had served as the interim President and Chief Executive Officer of the Company since December 14, 2015. On March 3, 2016, the Board elected Mr. Kiel as the Chief Financial Officer.

Mr. Kiel is not related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Kiel is presented in connection with “Corporate Governance” beginning on page 6 of this Proxy Statement.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to the named executive officers (“NEOs”) below or that was otherwise earned by such NEOs for their services in all capacities during the fiscal years ended December 31, 2015 and 2014, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Steven L. Kiel(1)	2015	N/A	N/A	N/A	N/A
Principal Executive Officer (PEO), Principal Financial Officer (PFO) and Director
Daniel Judd (2)	2015	48,200	N/A	N/A	48,200
Former Principal Financial Officer (PFO) and current Director	2014	48,200	N/A	N/A	48,200
Frank R., Erhartic, Jr.(3)	2015	48,269	N/A	N/A	48,269
Former Principal Executive Officer (PEO) and former Director	2014	48,577	N/A	N/A	48,577

Mr. Kiel earned no compensation for the fiscal years ended December 31, 2015 and 2014, respectively, for his role as our President, Chief Executive Officer and Chief Financial Officer. Mr. Kiel receive no compensation for his role as director for the years ended December 31, 2015 and 2014, respectively. Mr. Judd earned a salary of $48,200 for the years ended December 31, 2015 and 2014, respectively, for his role as our Chief Financial Officer. He received no compensation for his role as director for the years ended December 31, 2015 and 2014, respectively. Mr. Erhartic, Jr. earned a salary of $48,269 and $48,577 for the fiscal years ended December 31, 2015 and 2014, respectively, for his role as our President and Chief Executive Officer. He received no compensation for his role as director for the years ended December 31, 2015 and 2014, respectively.

(1)	On February 17, 2016, the Board elected Steven L. Kiel as the President and Chief Executive Officer of the Company. Mr. Kiel had served as the interim President and Chief Executive Officer of the Company since December 14, 2015. On March 3, 2016, the Board elected Mr. Kiel as the Chief Financial Officer. As Chief Executive Officer and Chief Financial Officer, Mr. Kiel is currently the Company’s PEO and PFO.

(2)	Daniel Judd is the former Chief Financial Officer. On March 3, 2016, the Company terminated Mr. Judd as Chief Financial Officer of the Company. As Chief Financial Officer, Mr. Judd was the Company’s PFO.

(3)	Frank R. Erhartic, Jr. is the former President and Chief Executive Officer. On December 14, 2015, the Company terminated Mr. Erhartic as President and Chief Executive Officer of the Company. As President, Mr. Erhartic served as the Company’s PEO. Following his termination as President, Mr. Erhartic resigned as a director of the Company.

 Employment Agreements

There is currently no employment agreement or arrangement, written or unwritten, with any NEO.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, United or other rights that have not vested(#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units of Other Rights that have not vested($)
Steven L. Kiel, PEO, PFO, and Director(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Daniel Judd, Former PFO and Director(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Frank R., Erhartic, Jr., Former PEO and former Director(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See footnote (1) at page 10.

(2)	See footnote (2) at page 10.

(3)	See footnote (3) at page 10.

There were no outstanding equity awards for the year ended December 31, 2015.

DIRECTOR COMPENSATION

The following table sets forth the cash and other compensation paid by the Company to the non-employee members of the Board for all services in all capacities during 2015.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
Jeffrey I. Moore, Chairman of the Board(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00
Jeremy K. Gold, Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00
Christopher T. Payne, Director(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00
Roger Malouf, Director (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00

(1)	The Board elected Jeffrey I. Moore as Chairman of the Board on February 17, 2016.

(2)	On February 23, 2016, the Company announced that it appointed Christopher T. Payne, 45, as a member of the Board. Mr. Payne was appointed by the Board at its meeting on February 17, 2016 and the appointment was effective on February 22, 2016.

(3)	Mr. Malouf informed the Company of his resignation as a director on February 17, 2016 and the resignation was effective on February 22, 2016.

    There was no director compensation during the year ended December 31, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance Pursuant to Section 16(a) of the Exchange Act, and the rules issued there under, our directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ownership and changes in ownership of common stock and other equity securities of the Company. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that, during our fiscal year ended December 31, 2015 all of our executive officers and directors complied with the requirements of Section 16 (a).

RELATED-PERSON TRANSACTIONS

As of the year ended December 31, 2015, the Company previously purported to lease its office building in Lynchburg, Virginia from the former Chief Executive Officer of the Company, Frank Erhartic, Jr. Public records indicate that the owner of this property from at least January 1, 2014 through December 31, 2015 was the former Chief Executive Officer’s ex-wife. We have filed a lawsuit against the former Chief Executive Officer in order to recover the payments made to him with respect to the lease. We vacated the building as of January 15, 2016.

The Company also leased a storage facility in Salem, Virginia from the former Chief Executive Officer. We are attempting to recover the payments made to the former Chief Executive Officer related to this facility. The lease was not approved by the process required by the Company’s Code of Ethics. The former Chief

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Executive Officer has refused to provide access to the storage facility to the management and has not returned Company-owned equipment located at the storage facility. The value of this equipment is also included in the lawsuit.

The Company paid a total of $56,100 in rent to the former Chief Executive Officer related to the office building in Lynchburg, Virginia and the storage facility in Salem, Virginia for the year ended December 31, 2015.

The former Chief Executive Officer created several land trusts and designated the Company as the trustee. The former Chief Executive Officer and, we believe, the former Chief Financial Officer of the Company, Daniel Judd, placed personally-owned properties within these land trusts. This activity was not approved by the process required by the Company’s Code of Ethics. This activity is the subject of litigation involving the former Chief Executive Officer.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,

AND 5% BENEFICIAL OWNERS

The following table shows information, as of August 18, 2016, concerning the beneficial ownership of our common stock by:

●	each person we know to be the beneficial owner of more than 5% of our common stock;

●	each of our current directors and director nominees;

●	each of our NEOs shown in our Summary Compensation Table; and

●	all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws. Unless otherwise noted, each owner’s mailing address is c/o Sitestar Corporation, 4026 Wards Rd. Suite G1 #271, Lynchburg, VA 24502.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)

Frank R. Erhartic, Jr. (2) 7109 Timberlake Road Lynchburg, VA 24502	24,883,980	15.78%
Jeffrey I. Moore (3)	5,423,373	3.44%
Steven L. Kiel (4)	67,080,260	42.53%
Jeremy K. Gold (5)	11,923,999	7.56%
Christopher T. Payne	1,278,000	0.08%
Keith D. Smith	0	—
Daniel A. Judd	133,865	— *
All directors and officers as a group (5 persons)	85,839,497	54.43%

 *Less than 1%

(1)	Percent of class is based on 157,710,659 shares of common stock outstanding as of August 18, 2016.

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(2)	Based on the information contained in a Schedule 13D filed February 13, 2015.

(3)	Includes 758,489 shares beneficially owned by Julia H. Moore, 648,675 shares beneficially owned by Jay B. Moore beneficially, 218,000 shares beneficially owned by William T. May, and 1,187,360 shares beneficially owned by M & M Investments. The 5,423,373 shares may be deemed to be owned, beneficially and collectively, by Jeffrey I. Moore, as a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(4)	Includes 25,413,593 shares owned by Arquitos Capital Partners, LP. Arquitos Capital Management LLC acts as the General Partner to Arquitos Capital Partners, LP. Steven L. Kiel is the Managing Member of Arquitos Capital Management LLC and as such is deemed to have beneficial ownership over such shares. Also includes 41,666,667 shares owned by Santa Monica Partners, L.P. SMP Asset Management, LLC is the general partner of Santa Monica Partners, L.P. Steven L. Kiel is an advisor of SMP Asset Management, LLC, and co-portfolio manager of Santa Monica Partners, L.P. and as such is deemed to have beneficial ownership over such shares.

(5)	Includes 11,323,159 shares owned by Alesia Value Fund LLC. Alesia Asset Management LLC acts as the Managing Member to Alesia Value Fund LLC. Jeremy K. Gold is the Managing Member of Alesia Asset Management LLC and as such is deemed to have beneficial ownership over the Common Stock owned. Also includes 600,840 shares directly owned by Mr. Gold.

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at five, which is the current number of members. Four directors have been nominated for re-election at the Annual Meeting. Those individuals are Jeffery I. Moore (Independent), Steven L. Kiel, Jeremy K. Gold (Independent), and Christopher T. Payne (Independent). Keith D. Smith has been nominated by the Board to replace Daniel A. Judd. If elected, Mr. Smith would be considered independent as defined by the Securities and Exchange Commission. For information about each of the nominees and our Board generally, please see “Corporate Governance-Our Board of Directors” beginning on page 5. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

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PROPOSAL TWO

ADVISORY VOTE TO APPROVE THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that our stockholders have the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables. Accordingly, we are seeking input from our stockholders with this advisory vote on the compensation of our named executive officers. The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in the Executive Compensation section of this Proxy Statement. We are providing this vote as required pursuant to Section 14A of the Securities Exchange Act of 1934.

As an advisory vote, this proposal is not binding on Sitestar or the Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Board intends to carefully review the results of all stockholder votes and take them into consideration when making future decisions regarding executive compensation.

As noted in the Corporate Governance section of this Proxy Statement, Steven L. Kiel earned no compensation for the fiscal years ended December 31, 2015 and 2014, respectively, for his role as our President and Chief Executive Officer.

Daniel Judd earned a salary of $48,200 for the years ended December 31, 2015 and 2014, respectively, for his role as our Chief Financial Officer.

Frank R. Erhartic, Jr. is no longer a named executive officer of the Company as of December 15, 2015. Mr. Erhartic earned a salary of $48,269 for the year ended December 31, 2015 and $48,577 for the year ended December 31, 2014.

On August 13, 2016, the Board of Directors voted to create a Governance, Compensation, and Nominating Committee. This Committee’s priority is to develop a charter. Once that charter has been completed and unanimously approved by the Board of Directors, the Committee and its members will commence their duties in accordance with the charter. Our Governance, Compensation, and Nominating Committee will seek to design an executive compensation program that is well suited to promote our objectives in both the short and long term.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

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PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also requires that our stockholders have the opportunity to approve, on a non-binding, advisory basis, the frequency of the advisory vote on the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K. Stockholders may choose to approve holding an advisory vote on the compensation of our named executive officers once each year, once every two years or once every three years. Accordingly, we are asking stockholders whether the advisory vote should occur every year, once every two years or once every three years. Stockholders may also abstain from voting. We are providing this vote as required pursuant to Section 14A of the Securities Exchange Act of 1934.

As an advisory vote, this proposal is not binding on Sitestar or the Board. However, the Board intends to carefully review the results of all stockholder votes and take them into consideration when making future decisions regarding the frequency of advisory votes on the compensation of our named executive officers. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders, industry trends and the adoption of material changes to compensation programs.

After careful consideration of the frequency alternatives, the Board believes that conducting advisory votes on executive compensation once every three years is appropriate for the Company and its stockholders at this time. It is the Board’s view that this will provide sufficient time for the Board to evaluate and make changes to the company’s compensation practices and policies, including the impact of any stockholder proposals or communications with any stockholders.

In addition, while executive compensation is evaluated annually, the Board also considers progress of the Company over a multi-year timeframe, which is common in small- and mid-capitalization companies in our industry. The Board therefore believes that a vote every three years provides the Board an opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual vote.

The Company understands that its stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF “THREE YEARS” FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” A FREQUENCY OF EVERY THREE YEARS FOR FUTURE NONBINDING STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE FREQUENCY OF THE NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS RECEIVING THE GREATEST NUMBER OF VOTES — EVERY THREE YEARS, EVERY TWO YEARS OR EVERY YEAR — WILL BE THE FREQUENCY THAT STOCKHOLDERS APPROVE.

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PROPOSAL FOUR

 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors (and the Audit Committee of the Board of Directors for fiscal years 2017 and beyond) annually considers and selects our independent registered public accountants. The Board has selected Cherry Bekaert, LLP to act as our independent registered public accountants for fiscal 2016.

Stockholder ratification of Cherry Bekaert, LLP as our independent registered public accountants is not required by our Bylaws, or otherwise. However, we are submitting the selection of Cherry Bekaert, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Cherry Bekaert, LLP as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

ADDITIONAL INFORMATION

Delivery of Documents to Security Holders Sharing an Address

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Sitestar Corporation, 4026 Wards Road, Suite G1 #271, Lynchburg, VA 24502. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Sitestar Corporation, 4026 Wards Road, Suite G1 #271, Lynchburg, VA 24502, telephone: (434) 239-4272.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person or persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

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Solicitation of Proxies

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this Proxy Statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2015, delivered to you together with this Proxy Statement, is hereby incorporated by reference.

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SITESTAR CORPORATION
4026 Wards Rd Ste G1 #271
Lynchburg, VA 24502

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following nominees:			☐	☐	☐
1.	Election of Directors
Nominees

01	Jeffery I. Moore 02 Steven L. Kiel 03 Jeremy K. Gold 04 Christopher T. Payne 05 Keith D. Smith

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

2.	ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS		☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:		3 years	2 years	1 year	Abstain

3.	ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

4.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000298898_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

SITESTAR CORPORATION Annual Meeting of Shareholders September 19, 2016 10:30 AM Local Time This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven L. Kiel as proxy, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Sitestar Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:30 AM, Local Time on September 19, 2016, at the offices of our legal counsel, Alston & Bird LLP, located at 101 South Tyron Street, Suite 4000, Charlotte, NC 28280, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000298898_2     R1.0.1.25